EXHIBIT (g)

Consents.

CONSENT

I hereby consent to the use of (i) the Chairman’s and Chief Executive’s Report found on pages 4 to 5 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the year ended June 30, 2019 (the “Consolidated Fiscal Year Financial Statements”) and (ii) the Certificate of the Queensland Treasury Corporation, dated August 21, 2019, found on page 49 of the Consolidated Fiscal Year Financial Statements, which Consolidated Financial Statements are hereby filed as exhibit (c)(i) in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Philip Noble
Mr. Philip Noble
Chief Executive
Queensland Treasury Corporation

Date: February 10, 2020

CONSENT

I hereby consent to the use of (i) the Chairman’s and Chief Executive’s Report found on pages 4 to 5 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the year ended June 30, 2019 (the “Consolidated Fiscal Year Financial Statements”) and (ii) the Certificate of the Queensland Treasury Corporation, dated August 21, 2019, found on page 49 of the Consolidated Fiscal Year Financial Statements, which Consolidated Fiscal Year Financial Statements are hereby filed as exhibit (c)(i) in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Gerard Bradley
Mr. Gerard Bradley
Chairman, Queensland Treasury Corporation

Date: February 10, 2020

CONSENT

I hereby consent to the use of the Auditor-General’s title under the heading “Experts and Public Official Documents” in connection with the information specified with respect to the Auditor-General under such heading and to the use of the Report found on pages 50 to 54 of the Queensland Treasury Corporation’s Consolidated Financial Statements for the year ended June 30, 2019 (the “QTC Consolidated Fiscal Year Financial Statements”), which QTC Consolidated Fiscal Year Financial Statements are hereby filed as exhibit (c)(i) in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Brendan Worrall
Brendan Worrall
Auditor-General, State of Queensland

Date: February 10, 2020

CONSENT

I hereby consent to the use of the Acting Auditor-General’s title under the heading “Experts and Public Official Documents” in connection with the information specified with respect to the Acting Auditor-General under such heading and to the use of the Report found on pages 5-88 to 5-93 of the Government of Queensland’s Consolidated Financial Statements for the year ended June 30, 2019 (the “QLD Consolidated Fiscal Year Financial Statements”), which QLD Consolidated Fiscal Year Financial Statements are hereby filed as exhibit (c)(ii) in the Form 18-K to be filed and incorporated by reference in the Prospectus included in the Registration Statement dated December 10, 2009 filed by Queensland Treasury Corporation and the Treasurer on behalf of the Government of Queensland with the United States Securities and Exchange Commission (File No. 333-147600).

By:	/s/ Karen Johnson
Karen Johnson
Acting Auditor-General, State of Queensland

Date: February 10, 2020